American Century Target Maturities Trust Summary Prospectus and Prospectus Supplement Zero Coupon 2020 Fund
Supplement dated April 23, 2020 ■ Summary Prospectus and Prospectus dated February 1, 2020

The Board of Trustees has approved a plan of liquidation for the Zero Coupon 2020 Fund. Under the plan, the liquidation date of the fund will be September 18, 2020.

The fund is closed to all new accounts as of April 22, 2020 and will be closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on June 30, 2020.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers may increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-96175 2004